Exhibit 99.1

Intellicheck Announces Record Third Quarter 2023 Financial Results

SaaS Revenues Grew 17% Year Over Year

MELVILLE, NY – November 8, 2023 - Intellicheck, Inc. (Nasdaq: IDN), an industry-leading identity company delivering on-demand digital and physical identity validation solutions, today announced its financial results for the third quarter ended September 30, 2023. Total revenue for the third quarter ended September 30, 2023 grew 19% to $4,760,000 compared to $4,012,000 in the same period of 2022. SaaS revenue grew 17% and totaled $4,635,000 compared to $3,970,000 in the same period of 2022.

“I am pleased to report that it was another solid quarter of year over year growth with record SaaS revenues that are up 17% versus the prior year quarter. I am particularly excited about the strides we have made this quarter in continuing to expand the adoption of our technology solutions beyond banking and credit card issuers into a growing number of market verticals that include real estate, automotive and further penetration into digital validation. Our ‘no hardware needed’ product gives us a unique advantage as does our proven rapid response and 99% plus proven accuracy. We continue to demonstrate that we provide a frictionless, engaging customer onboarding experience that verifies and validates a customer wherever and however clients need identity verification. This is a critical first step in the workflow of knowing the person you are dealing with is who they say they are,” said Intellicheck CEO Bryan Lewis.

Gross profit as a percentage of revenues was 91.0% for the three months ended September 30, 2023 compared to 91.1% in the same period in 2022.

Operating expenses for the three months ended September 30, 2023, which consist of selling, general and administrative expenses and research and development expenses, increased 18% to $5,147,000 for the third quarter of 2023 compared to $4,378,000 for the same period of 2022. Included within operating expenses for the third quarters of 2023 and 2022 were $342,000 and $729,000, respectively, of non-cash equity compensation expense.

Net loss for the three months ended September 30, 2023 improved to ($644,000) or ($0.03) per diluted share compared to Net loss of ($724,000) or ($0.04) per diluted share for the same period in 2022.

Adjusted EBITDA (earnings before gains on debt forgiveness, non-restructuring severance expenses, interest and other income, provision for income taxes, depreciation, amortization, stock-based compensation expense and certain non-recurring charges) was ($271,000) for the third quarter of 2023 as compared to $75,000 for the same period of 2022. A reconciliation of adjusted EBITDA to net loss is provided in this release.

As of September 30, 2023, the Company had cash and short-term investments in the form of U.S. Treasuries that totaled $8.9 million, and stockholders’ equity totaled $17.1 million.

The unaudited financial results reported today do not consider any adjustments that may be required in connection with the completion of the Company’s quarterly review process and should be considered preliminary until Intellicheck files its Form 10-Q for the three and nine months ended September 30, 2023.

Conference Call Information
The Company will hold an earnings conference call on November 8 at 4:30 p.m. ET/1:30 p.m. PT to discuss operating results. To listen to the earnings conference call, please dial 877-407-8037. For callers outside the U.S., please dial 201-689-8037.

A replay of the conference call will be available shortly after completion of the live event. To listen to the replay, please dial 877-660-6853 and use conference identification number 13734994. For callers outside the U.S., please dial 201-612-7415 and use conference identification number 13734994. The replay will be available beginning approximately three hours after the completion of the live event and will remain available until November 15, 2023.

INTELLICHECK, INC.

CONDENSED BALANCE SHEETS
SEPTEMBER 30, 2023 and DECEMBER 31, 2022
(in thousands, except share amounts)

	September 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,962	$5,196
Short-term investments	4,948	4,880
Accounts receivable, net of allowance of $43 and $20 at September 30, 2023 and December 31, 2022, respectively	3,898	2,637
Other current assets	577	608
Total current assets	13,385	13,321

PROPERTY AND EQUIPMENT, NET	686	749
GOODWILL	8,102	8,102
INTANGIBLE ASSETS, NET	194	273
OTHER ASSETS	9	8
Total assets	$22,376	$22,453

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$572	$358
Accrued expenses	2,350	2,319
Income taxes payable	—	90
Equity awards liability	40	54
Liability for shares withheld	190	221
Deferred revenue, current portion	2,153	906
Total current liabilities	5,305	3,948

OTHER LIABILITIES:
Deferred revenue, long-term portion	—	1
Total liabilities	5,305	3,949

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock - $0.01 par value; 30,000 shares authorized; Series A Convertible preferred stock, zero shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	—	—
Common stock - $.001 par value; 40,000,000 shares authorized; 19,299,547 and 18,957,366 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	19	19
Additional paid-in capital	150,537	149,233
Accumulated deficit	(133,485)	(130,748)
Total stockholders’ equity	17,071	18,504

Total liabilities and stockholders’ equity	$22,376	$22,453

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands, except shares and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022

REVENUES	$4,760	$4,012	$13,730	$11,415
COST OF REVENUES	(428)	(358)	(1,112)	(1,038)
Gross profit	4,332	3,654	12,618	10,377

OPERATING EXPENSES
Selling, general and administrative	3,597	2,917	11,382	8,985
Research and development	1,550	1,461	4,134	4,682
Total operating expenses	5,147	4,378	15,516	13,667

Loss from operations	(815)	(724)	(2,898)	(3,290)

OTHER INCOME
Interest and other income	179	—	181	—
Total other income	179	—	181	—

Net loss before provision for income taxes	(636)	(724)	(2,717)	(3,290)
Income tax expense	8	—	20	—

Net loss	$(644)	$(724)	$(2,737)	$(3,290)

PER SHARE INFORMATION
Loss per common share -
Basic/Diluted	$(0.03)	$(0.04)	$(0.14)	$(0.17)

Weighted average common shares used in computing per share amounts -
Basic/Diluted	19,278,295	18,918,596	19,209,620	18,802,892

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands, except number of shares)

	Three months ended September 30, 2023
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, June 30, 2023	19,251,920	$19	$150,159	$(132,841)	$17,337

Stock-based compensation	–	–	381	–	381
Issuance of shares for vested restricted stock grants	47,627	–	–	–	–
Shares forfeited in exchange for withholding taxes	–	–	(3)	–	(3)
Net loss	–	–	–	(644)	(644)
BALANCE, September 30, 2023	19,299,547	$19	$150,537	$(133,485)	$17,071

	Three months ended September 30, 2022
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, June 30, 2022	18,875,580	$19	$147,804	$(129,463)	$18,360

Stock-based compensation	–	–	696	–	696
Issuance of shares for vested restricted stock grants	54,932	–	–	–	–
Net loss	–	–	–	(724)	(724)
BALANCE, September 30, 2022	18,930,512	$19	$148,500	$(130,187)	$18,332

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands, except number of shares)

	Nine months ended September 30, 2023
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, December 31, 2022	18,957,366	$19	$149,233	$(130,748)	$18,504

Stock-based compensation	—	—	1,361	—	1,361
Issuance of common stock for vested restricted stock units and earned performance stock units	366,901	—	—	—	—
Shares forfeited in exchange for withholding taxes	(24,720)	–	(57)	—	(57)
Net loss	—	—	—	(2,737)	(2,737)
BALANCE, September 30, 2023	19,299,547	$19	$150,537	$(133,485)	$17,071

	Nine months ended September 30, 2022
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, December 31, 2021	18,660,369	$19	$146,455	$(126,897)	$19,577

Stock-based compensation	–	–	2,045	–	2,045
Issuance of shares for vested restricted stock grants	270,143	–	–	–	–
Net loss	–	–	–	(3,290)	(3,290)
BALANCE, September 30, 2022	18,930,512	$19	$148,500	$(130,187)	$18,332

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
(in thousands)

	Nine months ended September 30,
	2023	2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,737)	$(3,290)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	210	209
Stock-based compensation	1,347	1,768
Allowance for credit losses	23	6
Change in accrued interest and accretion of discount on short-term investments	(154)	—
Changes in assets and liabilities:
(Increase) in accounts receivable	(1,284)	(449)
(Increase) decrease in other current assets and long-term assets	31	176
(Decrease) in accounts payable and accrued expenses	204	(588)
Increase in deferred revenue	1,246	457
Net cash used in operating activities	(1,114)	(1,711)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(68)	(165)
Proceeds from maturity of short-term investments	5,000	—
Purchases of short-term investments	(4,914)	—
Net cash provided by (used in) investing activities	18	(165)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of insurance financing arrangement	49	—
Withholding taxes paid on RSU vesting	(54)	—
Repayment of insurance financing arrangements	(133)	—
Net cash used in financing activities	(138)	—

Net decrease in cash	(1,234)	(1,876)

CASH, beginning of period	5,196	13,651

CASH, end of period	$3,962	$11,775

Supplemental disclosures of cash flow information:
Cash paid for interest	$2	$—
Cash paid for income taxes	$78	$—

Adjusted EBITDA
We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adjusting net loss for certain reductions such as interest and other income (expense) and certain addbacks such as non-restructuring severance expenses, provisions for income taxes, depreciation, amortization and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as impairments of long-lived assets and goodwill, amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and provisions for income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures management uses to monitor and evaluate financial and operating results.
We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes non-restructuring severance expenses, provisions for income taxes, interest and other (expense) income, impairments of long-lived assets and goodwill, stock-based compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net loss and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net loss presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other companies.
The reconciliation of GAAP net loss to Non-GAAP Adjusted EBITDA is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net loss	$(644)	$(724)	$(2,737)	$(3,290)
Reconciling items:
Non-restructuring severance expenses	131	—	548	—
Provision for income taxes	8	—	20	—
Interest and other expense (income)	(179)	—	(181)	—
Depreciation and amortization	71	70	210	209
Stock-based compensation including liability classified awards	342	729	1,347	1,768

Adjusted EBITDA	$(271)	$75	$(793)	$(1,313)
Contact
Investor Relations: Gar Jackson (949) 873-2789
Media and Public Relations: Sharon Schultz (302) 539-3747/sschultz@intellicheck.com

About Intellicheck
Intellicheck (Nasdaq: IDN) is an identity company that delivers on-demand digital and physical identity validation solutions for KYC, AML, fraud, and age verification needs. Intellicheck validates identities for financial services, fintech companies, BNPL providers, e-commerce, and retail commerce businesses, law enforcement and government agencies across North America. Intellicheck can be used through a mobile device, a browser, or a retail point-of-sale scanner. For more information on Intellicheck, visit us on the web and follow us on LinkedIn, X, Facebook, and YouTube.
Safe Harbor Statement
Statements in this news release about Intellicheck’s future expectations, including: the advantages of our products, future demand for Intellicheck’s existing and future products, whether revenue and other financial metrics will improve in future periods, whether Intellicheck will be able to execute its turn-around plan or whether successful execution of the plan will result in increased revenues, whether sales of our products will continue at historic levels or increase, whether brand value and market awareness will grow, whether the Company can leverage existing partnerships or enter into new ones, whether there will be any impact on sales and revenues due to an epidemic, pandemic or other public health issue and all other statements in this release, other than historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These statements, which express management’s current views concerning future events, trends, contingencies or results, appear at various places in this release and use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “sense”, “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would” are forward-looking statements within the meaning of the PSLRA. This statement is included for the express purpose of availing Intellicheck, Inc. of the protections of the safe harbor provisions of the PSLRA. It is important to note that actual results and ultimate corporate actions could differ materially from those in such forward-looking statements based on such factors as: market acceptance of our products and the presently anticipated growth in the commercial adoption of our products and services; our ability to successfully transition pilot programs into formal commercial scale programs; continued adoption of our SaaS product offerings; changing levels of demand for our current and future products; our ability to reduce or maintain expenses while increasing sales; our ability to successfully expand the sales of our products and services into new areas including health care and auto dealerships; customer results achieved using our products in both the short and long term; success of future research and development activities; the impact of inflation on our business and customer’s businesses and any effect this has on economic activity with our customer’s businesses; our ability to successfully market and sell our products, any delays or difficulties in our supply chain coupled with the typically long sales and implementation cycle for our products; our ability to enforce our intellectual property rights; changes in laws and regulations applicable to the our products; our continued ability to access government-provided data; the risks inherent in doing business with the government including audits and contract cancellations; liability resulting from any security breaches or product failure, together with other risks detailed from time to time in our reports filed with the SEC. We do not assume any obligation to update the forward-looking information.